SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20509

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                April 27, 2004
                                --------------
                                Date of Report
                      (Date of Earliest Event Reported)

                           ALPINE AIR EXPRESS, INC.
                           ------------------------
            (Exact Name of Registrant as Specified in its Charter)

       Delaware                  000-27011                  33-0619518
       --------                  ---------                  ----------
(State or other juris-      (Commission File No.)         (IRS Employer
diction of incorporation)                                    I.D. No.)

                             1177 Alpine Air Way
                              Provo, Utah 84601
                              -----------------
                   (Address of Principal Executive Offices)

                                (801) 373-1508
                                --------------
                        Registrant's Telephone Number

Item 5.   Other.

     On April 27, 2004, Alpine Air Express, Inc., a Delaware corporation, (the "Company") held its annual meeting. The Company has retained Mr. Gerry Lefavor as Director of Accounting. Mr. Lefavor will assume the accounting responsibilities previously managed by Ms. Leslie Hill, who has resigned as CFO of the Company. See Exhibit 99, Press Release dated April 27, 2004, a copy of which is attached hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99                      Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 9.  Regulation FD Disclosure

     See Exhibit 99, Press Release dated April 27, 2004, a copy of which is attached hereto and incorporated herein by reference.


                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALPINE AIR EXPRESS, INC.


Date:04/27/04                    /s/ Eugene Mallette
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                                 Eugene Mallette
                                 Chief Executive Officer